EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
In connection with the accompanying Annual Report of AVANIR Pharmaceuticals (the “Company”) on Form 10-K for the fiscal year ended September 30, 2007 (the “Report”), I, Martin J. Sturgeon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 19, 2007	/s/ Martin J. Sturgeon
Martin J. Sturgeon
Vice President and Interim Chief Financial Officer [Principal Financial Officer]